COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1
dated March 19, 2019
to the Prospectus dated May 1, 2018

Effective March 18, 2019, Andrea Mitroff is no longer a portfolio manager of the CREF Global Equities Account and the CREF Growth Account. All references to Ms. Mitroff are hereby removed from the section entitled “Portfolio management teams” beginning on page 72 of the Prospectus.

A40494 (3/19)

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 4
dated March 19, 2019
to the Statement of Additional Information (“SAI”)
dated May 1, 2018, as amended
January 14, 2019

Effective March 18, 2019, Andrea Mitroff is no longer a portfolio manager of the CREF Global Equities Account and the CREF Growth Account. All references to Ms. Mitroff are hereby removed from the section entitled “Additional information regarding portfolio managers” beginning on page 43 of the SAI.

A40495 (3/19)